SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events [Text Block]
NOTE 21:-	SUBSEQUENT EVENTS

1.
On January 4, 2016, the Israeli Parliament's Plenum approved by a second and third reading the Bill for Amending the Income Tax Ordinance (No. 217) (Reduction of Corporate Tax Rate), 2015, which consists of the reduction of the corporate tax rate from 26.5% to 25%.

The deferred tax balances included in the financial statements as of December 31, 2015 are calculated according to the tax rates that were in effect as of the reporting date and do not take into account the potential effects of the reduction in the tax rate. Said effects will be included in the financial statements that will be issued starting from the date on which the new tax rate is substantially enacted, namely in the first quarter of 2016.

The Company estimates that the effect of the change in tax rates will result in a decrease in deferred tax balances as of December 31, 2015 in immaterial amounts.

2.
On March 29, 2016 the board of directors approved to distribute the shares of Shagrir Group to the Company's shareholders as a pro rata dividend in kind and to register the Shagrir Group shares for trading on the TASE in May 2016, subject receiving the approval from the TASE to registration.

3.
On March 29, 2016 the board of directors approved to repay the Capital Note issued by Shagrir Group to the Company on December 2015, in the amount of NIS 8,000. In addition, the board of directors approved to convert NIS 4,100 to Shagrir Group equity and NIS 3,100 Shagrir group will issue as Capital Note for 5 years without any interest. The balance in the amount of NIS 800 will be determined as Capital Note or equity prior to Shagrir Group registration in TASE in May 2016.